SUPPLEMENT TO

CALVERT GOVERNMENT FUND

Calvert Income Funds Prospectus (Class A, B, C and Y)
dated January 31, 2014

Calvert Income Funds Prospectus (Class I)
dated January 31, 2014

Calvert Government Fund Summary Prospectus (Class A and C)
dated January 31, 2014

Calvert Government Fund Summary Prospectus (Class I)
dated January 31, 2014

Date of Supplement: December 11, 2014

The Board of Trustees of The Calvert Fund (the “Board”) has approved a resolution to reorganize the Calvert Government Fund into the Calvert Short Duration Income Fund (the “Reorganization”).

Each Fund is a series of The Calvert Fund.

The Board has recommended approval of the Reorganization by shareholders of Calvert Government Fund. In February 2015, a Prospectus/Proxy Statement will be mailed to Calvert Government Fund shareholders as of the record date specified therein. The Prospectus/Proxy Statement will contain additional information about the Reorganization and voting instructions. If the Reorganization is approved by the shareholders of Calvert Government Fund it will be merged into the Calvert Short Duration Income Fund on or about April 30, 2015. If you continue to hold Calvert Government Fund shares at the time the Reorganization is consummated, those shares will be replaced by shares of the Calvert Short Duration Income Fund, and thereafter the value of those shares will depend on the performance of the Calvert Short Duration Income Fund rather than the Calvert Government Fund. The number of Calvert Short Duration Income Fund shares you receive will depend on the value of your Calvert Government Fund shares at the time the Reorganization takes place.

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